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Exhibit 24.1

                                 POWER OF ATTORNEY


       KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints each of Z. Jill Barclift and David
D. Wesselink his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the Metris Companies' Retirement Plan, the Metris Companies Inc. Non-Employee Director Stock Option Plan and the Metris Companies Inc. Employee Stock Purchase Plan (collectively, the "Plans"), with respect to shares of Common Stock of Metris Companies Inc. to be issued under the Plans and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any necessary state securities commissions or other agencies, granting unto said attorney-in-fact and agent, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the substitutes for such attorney-in-fact and agent, duly lawfully do or cause to be done by virtue hereof.


               Signature                                       Date
               ---------                                       ----

By  /s/  Lee R. Anderson                                   May 11, 1999
  -------------------------------------
       Lee R. Anderson
       Director

By  /s/  John A. Cleary                                    May 11, 1999
  -------------------------------------
       John A. Cleary
       Director

By  /s/  Theodore Deikel                                   May 11, 1999
  -------------------------------------
     Theodore Deikel
     Director

By  /s/ Dudley C. Mecum                                    May 11, 1999
  -------------------------------------
     Dudley C. Mecum
     Director

By  /s/  Derek V. Smith                                    May 11, 1999
  -------------------------------------
     Derek V. Smith
     Director

By  /s/  Frank D. Trestman                                 May 11, 1999
  -------------------------------------
     Frank D. Trestman
     Director